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                                                                    Exhibit: (b)

EX-99-906CERT

Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Donald A. Gignac President and Principal Executive Officer, and I, Michael P. Riley Treasurer and Principal Financial Officer, of Select Sector SPDR(R)Trust (the "Trust"), certify that:

1. This Form N-CSR filing for the Trust (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

         By:      /s/ Donald A. Gignac
                  -------------------------
         Donald A. Gignac
         President and Principal Executive Officer

         By:      /s/ Michael P. Riley
                  -------------------------
         Michael P. Riley
         Treasurer and Principal Financial Officer

Date:    December 1, 2004